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                                                                   EXHIBIT 10.26

                               AMENDMENT AGREEMENT

     THIS AMENDMENT AGREEMENT, dated as of March 30, 2004 (this "Amendment"), is entered into by and between BIO-KEY INTERNATIONAL, INC., a Minnesota corporation with headquarters located at 1285 Corporate Center, Suite No. 175, Eagan, Minnesota 55121 (the "Company"), and THE SHAAR FUND, LTD. (the "Investor").

                              W I T N E S S E T H:

     WHEREAS, the Company and the Investor are parties to that certain Securities Exchange Agreement ("Exchange Agreement") and that certain Registration Rights Agreement ("Rights Agreement"), each dated March 3, 2004. The Rights Agreement and the Exchange Agreement are hereinafter sometimes referred to as the "Agreements"; and

     WHEREAS, the Investor is the record and beneficial owner of all of the issued and outstanding shares of the Company's Series B 9% Convertible Preferred Stock ("Series B Shares"), each with a liquidation preference of $100; and

     WHEREAS, the Company and the Investor desire to modify the Agreements to include the exchange of the Series B Shares, together with all accrued and unpaid dividends thereon and all accrued and unpaid interest on such dividends, having an aggregate value of $525,668, for 5,257 shares of the Company's Series C 7% Convertible Preferred Stock ("Series C Shares") at the purchase price of $100 per share.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Investor desire to modify the Agreements as follows:

          1. Terms used herein but not otherwise defined shall have the meanings ascribed to such terms in the Exchange Agreement and the Rights Agreement, as the case may be.

          2. The definition of Exchanged Securities in Section 1(vii) of the Exchange Agreement is hereby deleted in its entirety and replaced with the following:

               "(vii) "Exchanged Securities" means (x) the Notes together with all accrued and unpaid interest thereon in the aggregate amount of Six Million Five Hundred Thousand Thirteen Dollars and Eighty Nine Cents ($6,500,013.89) and
(y) the Series B Shares, together with all accrued and unpaid dividends thereon and all accrued and unpaid interest on such dividends, having an aggregate value of $525,668, to be surrendered by the Investor pursuant to this Agreement."

          3. The definition of Series C Shares in Section 1(xii) of the Exchange Agreement is hereby deleted in its entirety and replaced with the following:

               "(xii) "Series C Shares" mean the Seventy Thousand Two Hundred Fifty Seven (70,257) shares of the Company's Series C 7% Convertible Preferred Stock to be issued to the Investor pursuant to this Agreement, in exchange for the Exchanged Securities, at the per share purchase price of $100.00."

          4. The words "Sixty Five Thousand ($65,000)" in the first sentence of
Section 2 of the Exchange Agreement are deleted and replaced with "Seventy Thousand Two Hundred Fifty Seven (70,257)."

          5. The definition of Registrable Securities in Section 1(d) of the Rights Agreement is hereby deleted in its entirety and replaced with the following:

               "(d) "Registrable Securities" means the Common Stock issued or issuable (i) upon conversion of the Series C Shares, (ii) upon exercise of Four Million (4,000,000) warrants expiring November 26, 2006, (iii)


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upon exercise of One Hundred and Thirty One Thousand, Two Hundred and Fifty
(131,250) warrants expiring June 30, 2004, (iv) upon exercise of Sixty Seven Thousand Five Hundred (67,500) warrants expiring March 16, 2005 and (v) upon conversion of the shares of Series C 7% Convertible Preferred Stock issued upon conversion of that certain Secured Note in the principal amount of up to $2,125,000.00, dated March 3, 2004. "Registrable Securities" shall also include shares of Common Stock issued as dividends on such Registrable Securities, or upon any stock split, or in connection with a combination of shares, recapitalization, merger, consolidation or reorganization or otherwise."

          6. Except as modified by this Amendment, all of the terms and provisions of the Agreements shall remain in full force and effect and this Amendment shall be interpreted and governed in the manner set forth in the Agreements.

          7. This Amendment may be executed in counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.


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     IN WITNESS WHEREOF, this Amendment has been duly executed by the Investor and the Company by one of their respective officers thereunto duly authorized as of the date first above written.


                                   THE SHAAR FUND, LTD.

                                   By:
                                      ---------------------------------------


                                   Name:
                                        -------------------------------------


                                   Title:
                                         ------------------------------------


                                   BIO-KEY INTERNATIONAL, INC.


                                   By:
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                                   Name:
                                        -------------------------------------


                                   Title:
                                         ------------------------------------